Exhibit 10.14

Technology Development and Service Contract

Supplementary Agreement

Consignor (Party A): Hongri (Fujian) Sporting Goods Co., Ltd.

Service Provider (Party B): Roller Rome Limited, a limited liability company which is incorporated under the laws of British Virgin Islands, with legal address at Sea Meadow House, Blackburne Highway, Road Town, Tortola, British Virgin Islands.

Party A and Party B entered into a Technology Development and Service Contract on December 18, 2006 (Contract Number: HRHT061202). The Contract shall be effective for 5 years, from January 1, 2006 to December 31, 2010. The Contract has already expired.

Based on the discussions between the parties, the original Contract shall be extended for one year until December 31, 2011. All the other terms and conditions shall remain intact.

Authorized Person of Party A	Authorized Person of Party B
Hongri (Fujian) Sporting Goods Co., Ltd.	Roller Rome Limited

[signature] [company seal]	[signature] [company seal]

Execution and Seal	Execution and Seal
January 2, 2011	January 2, 2011